                                                                    EXHIBIT 10.d


                            TITAN INTERNATIONAL, INC.
                          TITAN INVESTMENT CORPORATION
                            TITAN CREDIT CORPORATION

               SECOND AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT

Harris Trust and Savings Bank,
   as Agent
111 West Monroe Street
Chicago, Illinois  60603

The Banks party to the
   Credit Agreement identified
   and defined below

Ladies and Gentlemen:

         Reference is hereby made to that certain Multicurrency Credit Agreement dated as of September 17, 1998 (as amended, the "Credit Agreement") by and among Titan International, Inc., an Illinois corporation (the "Company"), Titan Investment Corporation, an Illinois corporation ("Titan Investment"), and Titan Credit Corporation, a Nevada corporation ("Titan Credit"; the Company, Titan Investment and Titan Credit being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") and each of you (the "Banks") pursuant to which the Banks currently extend credit to the Borrowers. Capitalized terms used herein shall have the same meaning herein as such terms have in the Credit Agreement unless otherwise specified.

         The Borrowers have requested that the Banks make certain amendments to the Credit Agreement. The Required Banks have agreed to accommodate such requests by the Borrowers on the terms and conditions set forth in this Second Amendment to Multicurrency Credit Agreement (the "Amendment").

SECTION 1.           DECREASE IN COMMITMENTS.

         Upon the execution of this Amendment by the Borrowers, the Agent and the Required Banks, the Commitments for all the Banks shall be reduced to $175,000,000. Accordingly, upon such execution, the amount of each Bank's Commitment set forth opposite its name on its signature page to the Credit Agreement (or, if relevant, on an assignment agreement pursuant to Section 15.12 of the Credit Agreement, as the case may be) shall be supplemented so as to reflect such Bank's Commitment as follows:


                          BANK                             AMOUNT OF COMMITMENT

Harris Trust and Savings Bank                                $  24,500,000.00
Bank One, NA                                                 $  21,000,000.00
Bank of America, N.A. (formerly NationsBank, N.A.)           $  21,000,000.00
Comerica Bank                                                $  24,500,000.00
SunTrust Bank, Atlanta                                       $  21,000,000.00
ABN AMRO Bank N.V.                                           $  21,000,000.00
Michigan National Bank                                       $  14,000,000.00
The Bank of New York                                         $  14,000,000.00
Firstar Bank of Milwaukee, N.A.                              $  14,000,000.00
                                                             ----------------
Total                                                        $ 175,000,000.00
                                                             ================

To further effectuate the foregoing, upon the effectiveness of this Amendment as hereinafter set forth, Section 1.1 of the Credit Agreement shall be and hereby is amended by striking the amount "$250,000,000" wherever appearing therein and substituting therefor the amount "$175,000,000".

SECTION 2.           AMENDMENTS.

     Upon the effectiveness of this Amendment as hereinafter set forth, the Credit Agreement shall be and hereby is amended as follows:

     Section 2.01. Borrowing Base. Section 1.1 of the Credit Agreement shall be and hereby is amended by amending and restating the third sentence of such
Section in its entirety to read as follows:

                         "The sum of the aggregate Original Dollar
                    Amount of outstanding Loans (whether Committed Loans or Bid Loans) and L/C Obligations (other than the Excluded Standby L/C Obligations) shall not exceed the lesser of (x) the Commitments then in effect and (y) Borrowing Base as then determined and computed."

     Section 2.02. Maximum L/C Obligations. Section 1.2(a) of the Credit Agreement shall be amended by striking the first sentence of such Section and substituting therefor the following:

                         "Subject to the terms and conditions hereof,
                    as part of the Revolving Credit, the Agent shall from time to time issue standby letters of credit and commercial letters of credit (each a "Letter of Credit") for the account of any or all of the Borrowers (whether or not also for the account of any other Subsidiary of the Company as well) prior to the Termination Date, in an aggregate undrawn face amount up to the amount of the L/C Sub-Limit, provided that (1)

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                    the aggregate Original Dollar Amount of L/C
                    Obligations at any time outstanding shall not exceed the difference between (x) the Commitments in effect at such time and (y) the aggregate Original Dollar Amount of Loans (whether Committed Loans or Bid Loans) then outstanding, and (2) the aggregate Original Dollar Amount of L/C Obligations other than the Excluded Standby L/C Obligations at any time outstanding shall not exceed the difference between (x) the Borrowing Base as then determined and computed and (y) the aggregate Original Dollar Amount of Loans (whether Committed Loans or Bid Loans) then outstanding."

     Section 2.03. Maximum Bid Loans. The first sentence of Section 3.1 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

                         "Any Borrower may request the Banks to offer
                    to make uncommitted loans (each a "Bid Loan" and collectively the "Bid Loans") in U.S. Dollars in the manner set forth in this Section 3 and in amounts such that (i) the aggregate Original Dollar Amount of all outstanding Loans (whether Committed Loans or Bid Loans) and L/C Obligations other than the Excluded Standby L/C Obligations shall not exceed the lesser of (x) the Commitments then in effect and (y) Borrowing Base as then determined and computed."

        Section 2.04. Default Rate. Section 4.4(b) of the Credit Agreement shall be amended by deleting the reference to "and deemed application of the Lower Interest Coverage Period in each case" appearing in the first parenthetical thereof.

        Section 2.05. Letter of Credit Fees. The second sentence of Section 5.2(a) of the Credit Agreement shall be amended by inserting "2% during the Second Amendment Effective Period and thereafter" before the reference to "the greater of (x) fifty percent (50%)" appearing therein.

        Section 2.06. Fees and Payments. Sections 5 of the Credit Agreement shall be amended by (i) amending and restating the section heading thereof to read as follows: "SECTION 5. FEES AND PLACE AND APPLICATION OF PAYMENTS." and
(ii) amending and restating Section 5.6 in its entirety and adding new Sections
5.7 and 5.8, in each case to read as follows:

                         "Section 5.6. Audit Fees. The Company shall
                    pay to the Agent for its own use and benefit charge for audits of the Collateral performed by the Agent or its agents or representatives in such amounts as the Agent may from time to time reasonably request; provided, however, that in the absence of any Default or Event of Default, (i) the Company shall not be required to reimburse the Agent for its costs of conducting more than one
                    (1) audit in any one (1) calendar year and (ii) the Company shall not be liable

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


                    during any one calendar year for more than $15,000 in the aggregate for such audits plus reasonable out-of-pocket costs and expenses.

                         Section 5.7. Fee Calculations. All fees
                    payable hereunder shall be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

                         Section 5.8. Place and Application of
                    Payments. All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other amounts payable by the Borrowers under this Agreement, shall be made to the Agent by no later than 12:00 noon (Chicago time) at the principal office of the Agent in Chicago, Illinois (or such other location in the State of Illinois as the Agent may designate to the Company) or, if such payment is to be made in an Agreement Currency, no later than 12:00 noon local time at the place of payment (or such earlier local time as is necessary for such funds to be received and transferred to the Agent for same day value on the day such Obligation is due) to such office as the Agent has previously specified in a notice to the Company (acting on behalf of the Borrowers) for the benefit of the Person or Persons entitled thereto. Any payments received after such time shall be deemed to have been received by the Agent on the next Business Day. All such payments shall be made (i) in U.S. Dollars, in immediately available funds at the place of payment, or (ii) in the case of any Loans denominated in an Alternative Currency or any Reimbursement Obligations payable in an Available Foreign Currency, in such Alternative Currency or such Available Foreign Currency, as applicable, in such funds as are then customary for the settlement of international transactions in such currency. Any payment by the Borrowers to the Agent for account of the Banks in accordance with the terms hereof shall, to the extent of such payment, discharge the Borrowers' obligation to make such a payment to the Banks, provided that if any such payment is rescinded or must otherwise be restored or returned, the Borrowers' obligations to the Banks with respect to such payment shall be reinstated as if such payment had never been made. All such payments shall be made, in all cases, without setoff or counterclaim and without reduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof (but excluding any taxes imposed or measured by the net income of any Bank). The Agent will promptly thereafter (and in any case before the close of business on the day the Agent receives such funds, if timely received by the Agent) cause to be

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                    distributed like funds relating to the payment of
                    principal or interest on Committed Loans or fees ratably to the Banks and like funds relating to the payment of any other amount payable to any Bank to such Bank (including without limitation a Participating Bank's share under Section 1.2(f) hereof of any collections received on any Reimbursement Obligation), in each case to be applied in accordance with the terms of this Agreement. If the Agent fails to distribute such payments to any Bank by such times, the Agent shall pay to such Bank interest on the amount not paid in respect of each day during the period commencing on the date such payment was received by the Agent (or the following Business Day in the case of payments received after 12:00 noon (Chicago time)) and ending on but excluding the date the Agent pays such amount at a rate per annum equal to (i) if such payment was received by the Agent on account of an Obligation denominated in U.S. Dollars, the effective rate charged to the Agent for Federal Funds transactions with member banks of the federal reserve system for each day as determined by the Agent (or in the case of a day which is not a Business Day, then for the preceding day) and (ii) if such payment was received by the Agent on account of an Obligation denominated in an Agreement Currency, at the Overnight Foreign Currency Rate.

                           Anything contained herein to the contrary
                    notwithstanding, all payments and collections received in respect of (i) the indebtedness evidenced by the Notes and Applications, (ii) the Hedging Liability and (iii) and all proceeds of the Collateral received, in each instance, by the Agent or any of the Banks (or their affiliates in the case of Hedging Liability) after the occurrence of an Event of Default shall be remitted to the Agent and distributed as follows:

                                (a) first, to the payment of any
                        reasonable outstanding costs and expenses incurred by the Agent, in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral, in protecting, preserving or enforcing rights under the Loan Documents and in any event including all reasonable costs and expenses of a character which the Borrowers have agreed to pay under Sections 11.5 and 15.15 hereof (such funds to be retained by the Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Banks, in which event such amounts shall be remitted to the Banks to reimburse them for payments theretofore made to the Agent);

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                         (b) second, to the payment of any
                    outstanding interest or other fees or
                    indemnification amounts due under the Notes, the Applications, the Agent's Fee Letter or this Agreement other than for principal, ratably as among the Agent and the Banks in accord with the amount of such interest and other fees or amounts owing each;

                         (c) third, to the payment of the principal
                    of the Notes, the Hedging Liability and any liabilities in respect of unpaid drawings under the Letters of Credit and to the Agent to be held as collateral security for any undrawn Letters of Credit (until the Agent is holding an amount of cash equal to the then outstanding amount of all such Letters of Credit), the aggregate amount paid to or held as collateral security for the Banks to be allocated pro rata as among the Banks in accord with the then respective aggregate unpaid principal balances of the Notes or Letters of Credit (as the case may be) as to which such payments relate;

                         (d) fourth, to the Agent and the Banks
                    ratably in accord with the amounts of other
                    Obligations owing to each of them (other than those described above) unless and until all such indebtedness, obligations and liabilities have been fully paid and satisfied; and

                         (e) fifth, to the Company (on behalf of the
                    Borrowers, whose sole recourse shall be to the Company for any amount so distributed to the Company) or whoever else may be lawfully entitled thereto."

     Section 2.07. Collateral. Section 6 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "SECTION 6. COLLATERAL.

                    Section 6.1. Generally. The Obligations and the Hedging Liability shall at all times be secured by valid, perfected (subject to the proviso appearing at the end of this sentence) and enforceable Liens on all right, title and interest of the Company and each Domestic Subsidiary in (i) all accounts and accounts receivable and (ii) (to the extent received in payment on or settlement of any account or account receivable) all notes and notes receivable, contract rights, instruments, documents, chattel paper or general intangibles (but in any event excluding patents, trademarks, tradenames, copyrights and similar intangibles) and (iii) all inventory, machinery and equipment (exclusive of vehicles and aircraft), and (iv) all proceeds of all of the foregoing, in each case whether now owned or hereafter acquired or arising; provided, however, that: (i) the Lien of the Agent on Property subject to a Capital Lease or conditional sale agreement or subject to a purchase money lien, in each instance to the extent permitted hereby, shall be subject to the rights of the lessor or lender thereunder,
          (ii) until a Default or Event of Default has occurred and is continuing and thereafter until otherwise required by the Agent or the Required Banks, Liens on notes, notes receivable, goods and fixtures need not be perfected provided that the total value of such property at any one time not so perfected shall not exceed $1,000,000 in the aggregate, (iii) Liens need not be granted or perfected on real estate, including leasehold interests therein, (iv) Liens need not be granted or perfected on the machinery, equipment or other fixed assets of Titan Tire Corporation of Natchez if and so long as and to the extent that such Subsidiary's title to such Property is the subject of bona fide dispute regarding Condere Corporation's right to transfer such Property to such Subsidiary and (v) Liens need not be granted on any Property of any Immaterial Subsidiary. The Company acknowledges and agrees that the Liens on the Collateral shall be granted to the Agent for the benefit of itself, the Banks and certain Affiliates of the Banks and shall be valid and perfected first priority Liens subject, however, to the proviso appearing at the end of the immediately preceding sentence and the Liens permitted by subsections (a), (c), (f), (g) and (h) of Section 10.12 hereof (collectively the "Permitted Liens"), in each case pursuant to one or more Collateral Documents from such Persons, each in form and substance satisfactory to the Agent. The Company further agrees that any Subsidiary required by this Section or Section 6.2 hereof to grant a Lien on its Property must guarantee the Obligations and Hedging Liability as contemplated by Section 10.15 hereof, whether or not such Section would otherwise so require.

               Section 6.2. Further Assurances. The Company agrees that it shall, and shall cause each Domestic Subsidiary to, from time to time at the request of the Agent or the Required Banks, execute and deliver such documents and do such acts and things as the Agent or the Required Banks may reasonably request in order to provide for or perfect or protect such Liens on the Collateral. In the event the Company or any Domestic Subsidiary forms or acquires any other Domestic Subsidiary (other than any Immaterial Subsidiary) after the date hereof, the Company shall within 10 Business Days of such formation or acquisition cause such newly formed or acquired Domestic Subsidiary (other than any Immaterial Subsidiary) to execute such Collateral Documents as the Agent may then require, and the Company shall also deliver to the Agent, or cause such Domestic Subsidiary to deliver to the

          Agent, at the Company's cost and expense, such other instruments, documents, certificates and opinions reasonably required by the Agent in connection therewith."

     Section 2.08. Change in Applicable Margin. Section 2.1(c) of the Credit Agreement shall be amended by amending and restating in its entirety the definition of "Applicable Margin" appearing therein to read as follows:

               "(c) Applicable Margin. With respect to Committed Loans and the facility fee payable under Section 5.1 hereof, the "Applicable Margin" shall mean the rate specified for such Obligation below, subject to quarterly adjustment as hereinafter provided:

         When Following Status  Applicable Margin    Applicable Margin       Applicable
         Exists For any Margin  For Domestic Rate    For Eurocurrency        Margin For
         Determination Date        Loans Is:            Loans Is:        Facility Fee Is:


         Level I Status             0%                   .500%                 .20%
         Level II Status            0%                   .750%                 .20%
         Level III Status           0%                  1.000%                 .20%
         Level IV Status            0%                  1.250%                 .20%
         Level V Status             0%                  1.500%                 .20%

         provided, however, that all of the foregoing percentages set forth in the chart above are subject to the following:

              (i) on or before the date that is ten (10) Business Days after the latest date by which the Company is required to deliver a Compliance Certificate to the Agent for a given quarterly accounting period pursuant to Section 10.5(b) hereof (each date that is ten Business Days after the latest date by which the Company is required to deliver a Compliance Certificate to the Agent being herein referred to as a "Margin Determination Date"), the Agent shall determine whether Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists as of the close of the applicable quarterly accounting period (the "quarterly test period") and shall also determine the Debt to Earnings Ratio as of such close, in each case based upon such Compliance Certificate and the financial statements delivered to the Agent under Section 10.5 hereof for such quarterly test period, and shall promptly notify the Company (acting on behalf of the Borrowers) of such determination and of any change in the Applicable Margin resulting therefrom. Any change in the Applicable Margin shall be effective as of such Margin Determination Date, with such new Applicable Margin to continue in effect until the next Margin Determination Date;

               (ii) other than during the Second Amendment Effective Period, if the Company has not delivered a Compliance Certificate by the date such Compliance Certificate is required to have been delivered under Section 10.5 hereof, but delivers such Compliance Certificate before the next Margin Determination Date, the Applicable Margin shall be the Applicable Margin for Level V Status. If the Company subsequently delivers such late Compliance Certificate before the next Margin Determination Date, the Applicable Margin established by such Compliance Certificate shall take effect from the date ten (10) Business Days after the date of such delivery and remain effective until such next Margin Determination Date;

               (iii) during the Second Amendment Effective Period, notwithstanding anything herein to the contrary, other than upon the occurrence and during the continuance of an Event of Default, the Applicable Margin for (A) Domestic Rate Loans shall be 1.00% and (B) Eurocurrency Loans shall be 2.75%; and

               (iv) if and so long as any Event of Default has occurred and is continuing hereunder, other than during the Second Amendment Effective Period, notwithstanding anything herein to the contrary, the Applicable Margin shall be 0% for Domestic Rate Loans and 1.5% for Eurocurrency Loans and 0.20% for the Facility Fee."

      Section 2.09. Deleted and Changed Definitions. Section 7.1 of the Credit Agreement shall be amended by (i) striking the terms "Lower Interest Coverage Period" and "Calendar Year 1999" appearing therein and (ii) amending and restating in their entirety the following definitions appearing therein to read as follows:

          "Borrowing Base" means, as of any time it is to be determined, the sum of:

                    (a) 85% of the then aggregate outstanding amount
               of Eligible Domestic Accounts; plus

                    (b) 55% of the value (computed at its cost using
               the method of inventory valuation applied by the Borrower in accordance with GAAP which reflects such cost on the Borrower's books as its net book value, but in any event after reducing such value as so computed by the aggregate amount of all reserves for obsolescence, slow-moving items, shrinkage and all such other matters as to which GAAP shall from time to time require reserves to adjust such net book value) of Eligible Domestic Inventory; plus

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

                    (c) the Fixed Asset Advance (defined elsewhere
               herein as $50,000,000); plus

                    (d) 100% of the aggregate value (but not in any
               event in excess of $9,000,000) of all cash and marketable securities not subject to a Lien (other than any Lien on the Collateral Documents in favor of the Agent for the benefit and security of the Obligations and Hedging Liability), maintained in one or more bank accounts in the State of Illinois with a Bank and owned by the Borrowers and each other Domestic Restricted Subsidiary;

          provided that the Borrowing Base shall be computed only as against and on so much of the assets as are included on the certificates to be furnished from time to time by the Company pursuant to Section 10.5(a)(ix) hereof.

          "Eligible Domestic Account" means each account receivable of each Borrower and Domestic Restricted Subsidiary with respect to which all representations and warranties set forth in the Collateral Documents are true and correct and which:

                    (a) arises out of the sale by such Borrower or Domestic Subsidiary of finished goods inventory delivered to and accepted by, or out of the rendition by such Borrower or Domestic Subsidiary of services fully performed by such Borrower or Domestic Subsidiary and accepted by, the account debtor on such account receivable and such account receivable otherwise represents a final sale;

                    (b) the account debtor on such account receivable is located within the United States of America or, if such right has arisen out of the sale of such goods shipped to, or out of the rendition of services to, an account debtor located in any other country, such right is secured by a valid and irrevocable letter of credit pursuant to which such Borrower or Domestic Subsidiary or its respective transferee may draw on a lender reasonably acceptable to the Agent for the full amount thereof;

                    (c) is the valid, binding and legally enforceable obligation of the account debtor obligated thereon and such account debtor is not (i) a Subsidiary or an Affiliate of the Company or any Subsidiary, (ii) a director, officer or employee of the Company or any Subsidiary, (iii) the

               United States of America (provided that accounts receivable shall not be deemed ineligible solely by virtue of this clause (iii) to the extent that the unpaid amount of all such receivables as to which there has not been compliance with the Assignment of Claims Act or any such other statute aggregates at no time more than 20% of the Borrowing Base), or any state or political subdivision thereof, or any department, agency or instrumentality of any of the foregoing, unless such Borrower or Domestic Subsidiary has complied with the Assignment of Claims Act or any similar state or local statute, as the case may be, to the satisfaction of the Agent, (iv) a debtor under any proceeding under the United States Bankruptcy Code, as amended, or any other comparable bankruptcy or insolvency law (unless and to the extent the Agent approves the eligibility of accounts owing by such a debtor), or (v) an assignor for the benefit of creditors;

                    (d) is not evidenced by an instrument or chattel paper unless the same has been endorsed and delivered to the Agent;

                    (e) is an asset of such Borrower or Domestic Subsidiary to which it has good and marketable title, is freely assignable, and is subject to a perfected, first priority Lien in favor of the Agent free and clear of any other Liens;

                    (f) is not owing from an account debtor who is also a creditor or supplier of such Borrower or Domestic Subsidiary to which creditor or supplier $100,000 or more is owed, is not subject to any offset, counterclaim or other defense with respect thereto (the account receivable owing by any such creditor or supplier to be eligible to the extent in excess of any such contra or setoff) and, with respect to said account receivable or the contract or purchase order out of which the same arose, no surety bond was required or given in connection therewith;

                    (g) is not unpaid more than ninety (90) days after the original due date (which must be not more than one hundred eighty (180) days subsequent to the original invoice date and which invoice date must be not more than five (5) days after the relevant shipment date or the date services were fully performed by such Borrower or Domestic Subsidiary);

                    (h)  is not owed by an account debtor who is
               obligated on accounts receivable owed to such Borrower or Domestic Subsidiary more than 15% (but 50% in the case of: Deere & Company; Caterpillar, Inc.; New Holland; J. I. Case Co., Inc.; Komatsu Dresser, Inc.; OTR Wheel; Hercules Tire & Rubber; Intercontinental Resource, Inc.; AGCO; Midwest Industries; the United States federal government or any department thereof; and any other account debtor approved by the Agent) of the aggregate unpaid balance of which have been past due for longer than the relevant period specified in subsection (g) above unless the Agent has approved the continued eligibility thereof;

                    (i) would not cause the total accounts receivable owing from any one account debtor (other than: Deere & Company; Caterpillar, Inc.; New Holland; J. I. Case Co., Inc.; Komatsu Dresser, Inc.; OTR Wheel; Hercules Tire & Rubber; Intercontinental Resource, Inc.; AGCO; Midwest Industries; the United States federal government or any department thereof; and any other account debtor approved by the Agent) and its Affiliates to exceed 10% of all Eligible Domestic Accounts; and

                    (j) does not arise from a sale to an account debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis.

          "Eligible Domestic Inventory" means all raw materials, work-in-progress (in an aggregate amount not in excess of $9,000,000) inventory and finished goods inventory (including as such, bare rims) of each Borrower and Domestic Restricted Subsidiary (other than supplies inventory); provided that in no event shall inventory be deemed Eligible Domestic Inventory unless all representations and warranties set forth in the Collateral Documents with respect to such inventory are true and correct and such inventory:

               (a) is an asset of such Borrower or Domestic Subsidiary to which it has good and marketable title, is freely assignable, and is subject to a perfected, first priority Lien in favor of the Agent free and clear of any other Liens other than the Permitted Liens;

               (b) is (i) located at the facilities of such Borrower or Domestic Subsidiary in the United States or (ii) located at such other locations as are approved in writing by the Agent and (1) in the case of facilities not owned by such Borrower or Domestic

          Subsidiary, to the extent not waived by the Agent, which are at all times subject to landlord waiver agreements in form and substance satisfactory to the Agent and (2) as to any inventory which is on consignment, (x) the relevant consignee has acknowledged the Agent's prior rights to such inventory in writing in form and substance satisfactory to the Agent, (y) the inventory on consignment is reasonably identifiable as belonging to such Borrower or Domestic Subsidiary and (z) the Agent otherwise satisfied itself that the Agent has a first and prior lien on such inventory (which satisfaction may require the filing of any consignment financing statements deemed necessary by the Agent, the provision of notice to the consignee's creditors of the Agent's prior security interest in such inventory and waivers from such creditors of their competing liens on or rights to such inventory);

                    (c) is not so identified to a contract to sell that it constitutes an account; and

                    (d) is not obsolete or slow moving, and is of good and merchantable quality free from any defects which might adversely affect the market value thereof.

                    "Interest Coverage Ratio" means, as of any time the same is to be determined, the ratio of EBITDA to Interest Expense in each case for the period of the then four most recently completed consecutive fiscal quarters of the Company.

                    "Loan Documents" means this Agreement and all exhibits hereto, the Notes, the Applications, the Letters of Credit, the Agent's Fee Letter, the Collateral Documents and each Guarantee Agreement delivered to the Agent pursuant to Sections 9.1 or 10.15 hereof, as applicable.

                    "Temporary Add-Back" shall mean $0.

                    "Termination Date" means December 1, 2002 or such earlier date on which the Commitments are terminated in whole pursuant to Sections 4.6, 4.7, 11.2 or 11.3 hereof.

          Section 2.10. New Definitions. Section 7.1 of the Credit Agreement shall be amended by inserting in the appropriate alphabetical locations the definitions of the following terms:

                    "Capital Expenditures" means with reference to any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability, but without duplication) by the Company and its Subsidiaries during that period which, in accordance with GAAP consistently applied, are capital expenditures.

          "Collateral" means all properties, rights, interests and privileges from time to time subject to the Liens granted to the Agent, or any security trustee therefor, by the Collateral
     Documents.

          "Collateral Documents" means the Security Agreement, and all other pledge agreements, assignments, financing statements and other documents as shall from time to time secure or relate to the Obligations, the Hedging Liability or any part thereof.

          "Domestic Restricted Subsidiary" means each Domestic
     Subsidiary which is not an Unrestricted Subsidiary.

          "Hedging Liability" is defined in the Security Agreement.

          "Immaterial Subsidiary" means any Subsidiary which has no assets or earnings since the most recently completed fiscal year of the Company other than as the result of a transaction prohibited by this Agreement.

          "Permitted Liens" is defined in Section 6.1 hereof. "Second Amendment Effective Date" means the date of the Second Amendment to this Agreement.

          "Second Amendment Effective Period" means the period from and including the Second Amendment Effective Date to but not including the Margin Determination Date set with respect to the first quarterly test period in the Company's fiscal year 2001.

          "Security Agreement" means that certain Security Agreement dated as of even date herewith among the Company and its Domestic Restricted Subsidiaries (other than Immaterial Subsidiaries) and the Agent, as the same may be amended, modified, supplemented or restated from time to time.

     Section 2.11. Subsidiaries. Section 8.2 of the Credit Agreement shall be amended by amending and restating the penultimate sentence thereof to read as follows: "As of the Second Amendment Effective Date, the Company has designated
(i) Titan Wheel Corporation of South Carolina and FUNSA as the sole Unrestricted Subsidiaries and (ii) Nieman's Ltd., DICO Inc., Titan Wheel Corporation of Ohio, Titan Wheel Corporation of Nevada and Titan Transportation, Inc. as the sole Immaterial Subsidiaries."

        Section 2.12. Authority and Validity. Section 8.3 of the Credit Agreement shall be amended by (i) inserting "grant to the Agent the Liens described in the Collateral Documents executed by the Company" immediately after the first comma appearing therein and (ii) except for the first reference to "Guarantor" deleting each reference to "Guarantor" appearing therein and inserting "Subsidiary party thereto" in lieu thereof and (iii) inserting "other than Liens granted in favor of the Agent pursuant to the Collateral Documents" immediately before the period at the end thereof.

        Section 2.13. Insurance. Section 10.4 of the Credit Agreement shall be amended by inserting the following sentence immediately prior to the last sentence thereof: "The Company shall in any event maintain, and cause each Domestic Restricted Subsidiary party to a Collateral Document to maintain, insurance on that portion of the Collateral consisting of inventory, machinery and equipment, to the extent required by the Collateral Documents."

        Section 2.14. Borrowing Base Certificate. Section 10.5(a)(ix) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                    "(ix) within 30 days after the end of each monthly accounting period of the Company (commencing with the monthly accounting period ending on or about November 30,
          1999), a written certificate signed by the Company's President or Vice President-Finance showing in reasonable detail the (A) computation of the Borrowing Base as of the close of such monthly accounting period and (B) accounts receivable aging at a minimum classifying accounts receivable as unpaid within 30 days, within 60 days or over 60 days, such certificate to be in form and substance reasonably acceptable to the Agent and the Required Banks."

        Section 2.15. Inspection. Section 10.5(e) of the Credit Agreement shall be amended by inserting "(such inspections including the right to conduct field audits of the Collateral, including without limitation a field audit which shall be conducted by the Agent or its representative(s) by no later than March 31,
2000)" immediately prior to the fifth comma appearing therein.

        Section 2.16. Minimum EBITDA. Section 10.6 of the Credit Agreement shall be amended and restated as so amended shall be restated to read as follows:

                    "Section 10.6. Minimum EBITDA. The Company shall not permit its EBITDA for (i) the fiscal quarter of the Company ending on or about December 31, 1999 to be less than $5,000,000 and (ii) any period commencing on January 1, 2000 and ending on the last day of any fiscal quarter of the Company ending on or about any date set forth below, to be less than the amount set forth for such period below:


                          FOR PERIOD COMMENCING
                          1/1/2000 AND ENDING ON
                            LAST DAY OF FISCAL      EBITDA FOR SUCH PERIOD
                        QUARTER ENDING ON OR ABOUT  SHALL NOT BE LESS THAN

                                3/31/2000                $14,000,000


                                6/30/2000                $31,000,000


                                9/30/2000                $45,000,000


                                12/31/2000               $59,000,000"


                  The Company is not required by this Section to maintain any minimum EBITDA for any period (x) prior to the fiscal quarter of the Company ending on or about December 31, 1999 or (y) after December 31, 2000."

        Section 2.17. Interest Coverage Ratio and Debt to Earnings Ratio. Sections 10.8 and 10.9 of the Credit Agreement shall each be amended and restated and as so amended shall be restated to read as follows:

                           "Section 10.8. Interest Coverage Ratio. The Company
                  will not permit its Interest Coverage Ratio for the four fiscal quarters of the Company ended on the last day of any fiscal quarter of the Company set forth below, to be less than the amount set forth for such date below:


                                                            INTEREST COVERAGE RATIO FOR RELEVANT
                             AS OF LAST DAY OF                    PERIOD SHALL BE AT LEAST

                  First fiscal quarter of fiscal year 2000               1.50 to 1.0


                  Second fiscal quarter of fiscal year                   1.50 to 1.0
                  2000


                  Third fiscal quarter of fiscal year 2000               1.75 to 1.0


                  Each fiscal quarter thereafter                         2.00 to 1.0


                           Section 10.9. Debt to Earnings Ratio. The Company
                  will not permit its Debt to Earnings Ratio to exceed 5.0 to
                  1.0 as of the last day of any fiscal quarter of the Company (commencing with its fiscal quarter ending March 31, 2001)."

        Section 2.18. Acquisitions. Subsection (k) in Section 10.10 of the Credit Agreement shall be amended and restated and as so amended shall be restated to read as follows:

                           "(k) acquisitions of all or substantially all of the
                  assets or business of any other Person or division thereof, or of all or substantially all the Voting Stock of a Person, so long as (i) no Default or Event of Default exists or would exist after giving effect to such acquisition, (ii) the Board of Directors or other governing body of such Person whose Property or Voting Stock is being so acquired has approved the terms of such acquisition, (iii) the Company can demonstrate that on a pro forma basis after giving effect to such acquisition it will continue to comply through the term of this Agreement with all the terms and conditions of the Loan Documents, (iv) the Company has provided to the Banks such financial and other information regarding the Person whose Property or Voting Stock is being so acquired, including historical financial statements, and a description of such Person, as the Agent or the Required Banks have reasonably requested and (v) the aggregate consideration paid for all such acquisitions (and in any event (1) including as such consideration, any Debt assumed or incurred as a result of such acquisition and (2) excluding as such consideration, any equity securities issued by the Company or any Subsidiary as consideration for such acquisition) during the period from and including the Second Amendment Effective Date to and including December 31, 2000, when aggregated with the aggregate amount of all Restricted Equity Payments made during such period permitted under clause (y) in Section 10.13 hereof, does not exceed $5,000,000 except to the extent otherwise approved in writing by the Required Banks;"

        Section 2.19. Indebtedness. Section 10.11(f) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "(f) Subordinated Debt in a principal amount not in
                  excess of the sum of (i) the principal amount of Subordinated Debt issued and outstanding on the Second Amendment Effective Date to the extent described on Schedule 10.11(f) hereto plus
                  (ii) $10,000,000;"

        Section 2.20. Liens. Section 10.12 of the Credit Agreement shall be amended by (i) deleting the reference to "and" appearing at the end of subsection (m) thereof, (ii) deleting the period at the end of subsection (n) thereof and inserting "; and" in its place and (iii) adding a new proviso (o) thereto which shall be stated to read as follows: "(o) Liens granted in favor of the Agent for the benefit of the Agent, the Banks and certain Affiliates of the Banks pursuant to the Collateral Documents."

        Section 2.21. Restricted Equity Payments. Section 10.13 of the Credit Agreement shall be amended and restated and so amended shall be restated to read as follows:

                           "Section 10.13. Dividends and Certain Other
                  Restricted Payments. (a) Restricted Equity Payments. The Company will not during any calendar year (i) declare or pay any dividends on or make any other distributions in respect of any class of its capital stock or any warrant to acquire any such capital stock (other than dividends payable solely in its capital stock) or (ii) directly or indirectly or through any Subsidiary purchase, redeem or otherwise acquire or retire any of its capital stock or any warrant to acquire any such capital stock (except out of the proceeds of, or in exchange for, a substantially concurrent issue and sale of its capital stock) (each such non-excepted declaration or payment of any dividend, purchase, redemption, acquisition, retirement and distribution in respect to any such capital stock being herein collectively called a "Restricted Equity Payment") if at the time of such Restricted Equity Payment or immediately after giving effect thereto, (x) any Event of Default or Default shall occur or be continuing, (y) the amount of such non-excepted purchases, redemptions, retirements and distributions in respect to capital stock which are made during the period from and including the Second Amendment Effective Date to and including December 31, 2000, when aggregated with the aggregate consideration paid for all acquisitions closed during such period permitted under subsection (k) and calculated in accordance therewith to
                  Section 10.10 hereof, would exceed $5,000,000 or (z) the amount of all Restricted Equity Payments made since the date hereof would exceed 50% of Consolidated Net Income for the period (taken as a single accounting period) commencing on the date hereof and terminating at the last fiscal quarter preceding the date of the Restricted Equity Payment at issue (provided that this clause (z) shall only apply on or after January 1, 2001). Notwithstanding the foregoing, this Section shall not apply to nor prohibit any (x) Permitted Company Redemption on or after January 1, 2002 or (y) payment in any one calendar quarter of a cash dividend aggregating not more than $500,000 in respect of the Company's common stock if at the time thereof and immediately after giving effect thereto, no Event of Default or Default shall occur or be continuing."

        Section 2.22. Mergers, Consolidations, Leases and Sales. Section 10.14(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "Section 10.14. Mergers, Consolidations, Leases and
                  Sales. (a) The Company will not, and will not permit any

                  Subsidiary to, sell, transfer, of or otherwise dispose of all or any part of its property, assets or business, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable or be or become liable as lessee of any property theretofore owned by the Company or any Subsidiary; provided, however, that this Section shall not apply to nor prohibit:

                           (i) the sale by the Company or any Subsidiary of assets no longer used or useful in the conduct of their respective businesses or from selling or leasing inventory in the ordinary course of their respective businesses;

                           (ii) the transfer of any such assets to a Subsidiary of the Company or a Wholly-owned Subsidiary in exchange for all issued and outstanding securities or as an additional contribution to capital thereof;

                           (iii) the sale of delinquent notes or accounts
                  receivable in the ordinary course of business for purposes of collection only (and not for the purpose of any bulk sale or securitization transaction); or

                           (iv) the sale or other disposition of assets of the Company and its Subsidiaries provided the aggregate fair market value of such assets so sold or disposed on a cumulative basis on and after September 30, 1999 does not exceed $75,000,000.

                  The Banks hereby irrevocably authorize the Agent, at its option and in its discretion, to release, so long as no Default or Event of Default has occurred and is continuing at the time of such release, any Lien granted to or held by the Agent upon Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations and
                  (ii) constituting property sold or to be sold or disposed of as part of or in connection with any sale or disposition permitted in this Section 10.14(a)."

        Section 2.23. Double Negative Pledge. Section 10.27 of the Credit Agreement shall be amended by deleting the last sentence thereof.

        Section 2.24. Capital Expenditures. Section 10 of the Credit Agreement shall be amended by adding a new Section 10.28 at the end thereof which Section
10.28 shall be stated to read as follows:

                           "Section 10.28. Capital Expenditures. The Company
                  shall not permit, during each fiscal year of the Company (commencing with the fiscal year ending December 31, 2000), the aggregate Capital Expenditures for the Company and its Subsidiaries to exceed the Maximum Permitted Amount for such period. For purposes of this Section 10.28 "Maximum Permitted Amount" shall mean $36,000,000; provided, however, that the Maximum Permitted Amount shall be increased by the amount, if any, by which the Maximum Permitted Amount for the immediately preceding fiscal year, computed without giving effect to this proviso, exceeds the actual Capital Expenditures expended by the Company and its Subsidiaries for such preceding fiscal year."

        Section 2.25. Events of Default. Section 11.1 shall be amended by (i) inserting "or of any provision in any Loan Document dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of issuance thereon" immediately prior to the semicolon appearing at the end of subsection (b) thereof and (ii) inserting "or of any other Loan Document" immediately after the reference to "provision hereof" appearing in subsection (c) thereof, (iii) deleting the references to "herein" and "hereto" appearing in subsection (d) thereof and inserting "in the Loan Documents" and "thereto" respectively in lieu thereof and (iv) deleting the references to "guarantee of any Obligations" and "guarantee" appearing in subsection (h) and inserting "Loan Document" in lieu thereof.

        Section 2.26. Action by Agents. Section 13.3 of the Credit Agreement shall be amended by inserting the following two sentences immediately at the end thereof:

                  "The Agent shall not, without the consent of each Bank, release all or substantially all of the Collateral. Upon the occurrence of an Event of Default, the Agent shall take such action to enforce its Lien on the Collateral and to preserve and protect the Collateral as may be directed by the Required Banks."

        Section 2.27. Liability of Agent. Section 13.5 of the Credit Agreement shall be amended by (i) deleting the references to "herewith" and "this Agreement" appearing therein and inserting "with the Loan Documents" and "the Loan Documents" in lieu thereof and (ii) amending and restating subsection (iv) of the second sentence thereof to read as follows:

                  "(iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectibility hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document or of any Collateral; and the Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence."

        Section 2.28. Guaranty of Hedging Liability. Section 14.1 of the Credit Agreement shall be amended by striking the phrase "indebtedness of the Borrowers evidenced by or arising out of the Loan Documents" and substituting therefor the phrase "indebtedness of the Borrowers evidenced by or arising out of the Loan Documents and any Hedging Liability."

        Section 2.29. Legal Fees, Other Costs and Indemnification. Section 15.15 of the Credit Agreement shall be amended by (i) inserting the following sentence prior to the end of the first sentence thereof: "together with any fees and charges suffered or incurred by the Agent in connection with collateral filing fees and lien searches".

         Section 2.30 Entire Agreement and Construction. Section 15.19 of the Credit Agreement shall be amended by (i) adding "and Construction" in the Section heading thereof and (ii) adding the following sentence at the end thereof:

                  "Nothing contained herein shall be deemed or construed to permit any act or omission which is prohibited by the terms of any Collateral Document, the covenants and agreements contained herein being in addition to and not in substitution for the covenants and agreements thereby contained in the Collateral Documents. By virtue of a Bank's execution of this Agreement or an Assignment Agreement, as the case may be, any Affiliate of such Bank with whom the Borrower has entered into an agreement creating Hedging Liability shall be deemed a Bank party hereto for purpose of any reference in a Loan Document to the parties for whom the Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate's right to share in payments and collections out of the Collateral and the Guarantee Agreements as more fully set forth in other provisions hereof."

        Section 2.31. Compliance Certificate. Schedule I to Exhibit H of the Credit Agreement shall be amended and restated in its entirety to read as set forth on Annex I hereto.

        Section 2.32. Security Agreement. The Credit Agreement shall be amended by adding (in the appropriate location) a new Exhibit M thereto which shall be stated to read as set forth on Annex II hereto.

        Section 2.33. Subsidiaries Schedule. Schedule 8.2 of the Credit Agreement shall be amended and restated in its entirety to read as set forth on Annex III hereto.

        Section 2.34. Subordinated Debt Schedule. The Credit Agreement shall be amended by adding (in the appropriate location) a new Schedule 10.11(f) thereto which shall be stated to read as set forth on Annex IV hereto.

SECTION 3.           RELEASE OF GUARANTIES.

         The Borrowers hereby represent that the following subsidiaries are Immaterial Subsidiaries (collectively, the "Shell Guarantors"): Nieman's Ltd.; Dico Inc. and Titan Wheel Corporation of Ohio. Such subsidiaries are not required by Section 10.15 of the Credit Agreement to execute and deliver Guarantee Agreements. Accordingly, the Company has requested the Agent release the Shell Guarantors from their Guarantee Agreements, as permitted by Section 15.13 of the Credit Agreement. Accordingly, upon the effectiveness of this Amendment as hereinafter set forth, the Guarantee Agreements of the Shell Guarantors shall be released and terminated and thus of no further force and effect.

SECTION 4.         CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:


                   (a) The Borrowers, the Agent and the Required Banks shall have accepted this Amendment in the spaces provided for that purpose below.

                   (b) The Guarantors shall have accepted this Amendment in the spaces provided for that purpose below.

                   (c) The Agent shall have received (i) for the ratable account of each of the Banks signatory hereto a fee equal to the lesser of 0.375% of the Commitments and $656,250 in consideration of each such Bank's execution of this Amendment and (ii) the fees agreed to between the Agent and the Company as set forth in that certain Fee Letter dated as of October 19, 1999.

                   (d) The Agent shall have received, with a sufficient number of copies for each Bank (which the Agent shall properly distribute to each Bank), a Borrowing Base certificate complying with Section 10.5(a)(ix) of the Credit Agreement after giving effect to this Amendment showing the computation of the Borrowing Base as of October 31, 1999.

                   (e) The Agent shall have received the Security Agreement duly executed by the Borrowers and the Domestic Subsidiaries party thereto, together with UCC financing statements to be filed against each such Borrower and each such Domestic Subsidiary, as debtor, in favor of the Agent, as secured party.

                   (f) The Agent shall have received evidence of insurance required to be maintained under the Loan Documents, naming the Agent as loss payee.

                   (g) The Agent shall have received financing statement, tax and judgment lien search results against the Property (exclusive of real estate) of each Borrower and each Domestic Subsidiary (other than any Immaterial Subsidiary) evidencing the absence of Liens on its Property except as permitted by Section 10.12 hereof.

                   (h) The Agent shall have received a Guarantee Agreement, together with the supporting documentation contemplated by Section
         10.15 of the Credit Agreement, from each of Titan Tire Corporation of Texas and Titan Tire Corporation of Natchez.

                   (i) The Borrowers and the Guarantors shall be in full compliance with the terms of the Loan Documents and no Event of Default or Default shall have occurred or be continuing after giving effect to this Amendment.

                   (j) The Company shall have paid all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, execution and delivery hereof and the documents and transactions contemplated hereby.

                   (k) All other legal matters incident to the execution and delivery hereof contemplated hereby and to the transactions contemplated hereby shall be satisfactory to the Agent, the Required Banks and their respective counsel; and the Agent shall have received, for the account of the Banks, an opinion of the Borrowers' counsel with respect to this Amendment and the Collateral Documents, such opinion to be in form and substance reasonably acceptable to the Agent and the Required Banks.

Upon the satisfaction of the foregoing conditions precedent, this Amendment shall take effect as of its date below.

SECTION 5.         REPRESENTATIONS REAFFIRMED.

         In order to induce the Agent and the Required Banks to execute and deliver this Amendment, each Borrower hereby represents to the Agent and the Banks that immediately after giving effect to this Amendment, each of the representations and warranties by such Borrower set forth in Section 8 of the Credit Agreement as amended hereby (except those representations that relate expressly to an earlier date) are and shall be true and correct (except that the representations contained in Section 8.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks pursuant to
Section 10.5 of the Credit Agreement) and that such Borrower and the Subsidiaries are and shall be in full compliance with the terms of the Credit Agreement as so amended and the Loan Documents and that no Event of Default or Default shall be continuing or shall result after giving effect to this Amendment.

SECTION 6.         MISCELLANEOUS.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically waived or amended hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document (including, without limitation, the Loan Documents) to be deemed to be a reference to the Credit Agreement as amended hereby.

         THIS INSTRUMENT SHALL BE CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the Borrowers, the Guarantors and the Required Banks have executed and delivered this Amendment as of the day and year below written.

         Dated as of this 22nd day of December, 1999.

                                       TITAN INTERNATIONAL, INC.


                                       By /s/  Maurice M. Taylor, Jr.
                                         ----------------------------
                                            Its President & CEO


                                       TITAN INVESTMENT CORPORATION


                                       By /s/  Maurice M. Taylor, Jr.
                                         ----------------------------
                                            Its President & CEO


                                       TITAN CREDIT CORPORATION


                                       By /s/ Maurice M. Taylor, Jr.
                                         ----------------------------
                                            Its President & CEO

         Each of the undersigned consents to the above Amendment and acknowledges and agrees that all of its obligations under Section 14 of the Credit Agreement and under each relevant Guarantee Agreement dated as of September 17, 1998 (collectively, the "Guaranty") remain in full force and effect for the benefit and security of, among other things, the Credit Agreement as modified hereby. Each of the undersigned further acknowledges and agrees that all references in the Guaranty to the Credit Agreement shall be deemed a reference to the Credit Agreement as amended hereby. Each of the undersigned agrees to execute and deliver any and all instruments or documents as may be required by the Agent or the Required Banks to confirm any of the foregoing. Each of the undersigned agrees that its consent to this Amendment is not required and that its consent to any further amendments of the Credit Agreement shall not be required as a result of this consent having been obtained.


                                       TITAN DISTRIBUTION, INC.

                                       By /s/ Maurice M. Taylor, Jr.
                                         ---------------------------
                                            Its President & CEO


                                       TITAN WHEEL CORPORATION (to be known as
                                          Titan Marketing Services, Inc.)

                                       By /s/ Maurice M. Taylor, Jr.
                                         ---------------------------
                                            Its President & CEO


                                       TITAN WHEEL CORPORATION OF ILLINOIS

                                      By  /s/ Maurice M. Taylor, Jr.
                                         ---------------------------
                                            Its President & CEO


                                       TITAN WHEEL CORPORATION OF IOWA

                                       By /s/ Maurice M. Taylor, Jr.
                                         ---------------------------
                                            Its President & CEO


                                       TITAN WHEEL CORPORATION OF WISCONSIN

                                       By /s/ Maurice M. Taylor, Jr.
                                         ---------------------------
                                            Its President & CEO

                                       TITAN WHEEL CORPORATION OF VIRGINIA

                                       By /s/ Maurice M. Taylor, Jr.
                                         ---------------------------
                                            Its President & CEO


                                       TITAN TIRE CORPORATION

                                       By /s/ Maurice M. Taylor, Jr.
                                         ---------------------------
                                            Its President & CEO



                                       TITAN TIRE CORPORATION OF TENNESSEE

                                       By /s/ Maurice M. Taylor, Jr.
                                         ---------------------------
                                            Its President & CEO


                                       AUTOMOTIVE WHEELS, INC.

                                       By /s/ Maurice M. Taylor, Jr.
                                         ---------------------------
                                            Its President & CEO



                                       DYNEER CORPORATION

                                       By /s/ Maurice M. Taylor, Jr.
                                         ---------------------------
                                            Its President & CEO

Accepted and agreed to.
                                      HARRIS TRUST AND SAVINGS BANK, in its
                                         individual capacity as a Bank and as
                                         Agent

                                      By /s/ James H. Colley
                                        ---------------------
                                         Its Vice President

                                      BANK ONE, NA (formerly known as The First
                                         National Bank of Chicago)

                                      By /s/ Ty Miller
                                        ---------------------
                                         Its Vice President

                                      BANK OF AMERICA, N.A. (formerly known as
                                         NationsBank, N.A.)

                                      By /s/ Steve Ahrenholz
                                        ---------------------
                                         Its Principal

                                      COMERICA BANK
                                      By /s/ Jeffrey E. Peck
                                        ---------------------
                                         Its Vice President

                                      SUNTRUST BANK, ATLANTA
                                       By
                                         Its
                                            ----------------------------------

                                      ABN AMRO BANK N.V.
                                     By /s/ David C. Sagers
                                        ---------------------
                                         Its Vice President

                                      By /s/ John M. Ellenwood
                                        ----------------------
                                         Its Group Vice President

                                      MICHIGAN NATIONAL BANK
                                      By /s/ Ralph P. Binggeser
                                        -----------------------
                                         Its Relationship Manager

                                      THE BANK OF NEW YORK
                                      By /s/ John M. Lokay, Jr
                                        ----------------------
                                         Its Vice President

                                      FIRSTAR BANK OF MILWAUKEE, N.A.
                                      By /s/ John R. Falb
                                        ---------------------
                                         Its Vice President

                                     ANNEX I

                                   SCHEDULE I

                            TITAN INTERNATIONAL, INC.

         COMPLIANCE CALCULATIONS FOR SEPTEMBER 17, 1998 CREDIT AGREEMENT

                    CALCULATIONS AS OF                , 19
                                       ---------------    --
================================================================================

A.       MINIMUM EBITDA (SECTION 10.6)(1)

         1.       Consolidated Net Income
                  as defined                                                                           $
                                                                                                        ----------
         2.       Amounts deducted in arriving
                  at Consolidated Net Income
                  in respect of

                  (a)      Interest Expense                            $
                                                                        ----------------
                  (b)      Federal, foreign, state and local
                           income tax expense                          $
                                                                        ----------------
                  (c)      Depreciation and amortization               $
                                                                        ----------------
         3.       Sum of Lines 1, 2(a),
                  2(b) and 2(c)  ("EBITDA")                                                            $
                                                                                                        ----------
         4.       Line 3 must be greater than or equal to:

                        FROM AND INCLUDING           TO AND INCLUDING

                            10/1/1999                   12/31/1999               $ 5,000,000

                             1/1/2000                    3/31/2000               $14,000,000

                             1/1/2000                    6/30/2000               $31,000,000

                             1/1/2000                    9/30/2000               $45,000,000

                             1/1/2000                   12/31/2000               $59,000,000

-------------------------------
(1) Only applicable for calculation of compliance during fourth fiscal quarter 1999 and fiscal year 2000.


         5.       Company is in compliance?
                  (Circle yes or no)                                                                      Yes/No
                                                                                                         ========
B.       MINIMUM TANGIBLE NET WORTH (SECTION 10.7)

         1.       $135,000,000                                                                        $135,000,000


         2.       Consolidated Net Income for each
                  fiscal year (commencing with the
                  year beginning on 1/1/98)                            $
                                                                        ----------------

         3.       50% of Line 2 amount                                                                 $
                                                                                                        ----------

         4.       Cash proceeds of public offering
                  (net of expenses as set forth
                  in Section 10.7)                                     $
                                                                        ----------------

         5.       75% of Line 4 amount                                                                $
                                                                                                       -----------
         6.       Sums of Lines 1, 3 and 5
                  ("Required Amount")                                                                 $
                                                                                                       -----------
         7.       Tangible Net Worth                                                                  $
                                                                                                       -----------

         8.       As set forth in Section 10.7,
                  Tangible Net Worth (Line 7) must
                  not be less than the Required
                  Amount (Line 6). Company is in
                  compliance? (Circle yes or no)                                                          Yes/No
                                                                                                         ========
C.       INTEREST COVERAGE (SECTION 10.8)(2)

         1.       EBITDA (from Line A3 above)                                                           $
                                                                                                         ---------
         2.       Interest Expense as defined                                                           $
                                                                                                         ---------

--------------------------------
(2)        Not applicable until March 31, 2000.


         3.       Ratio of EBITDA (Line 1) to
                  Interest Expense (Line 2)
                  ("Interest Coverage Ratio")                                                                   :1
                                                                                                       ===========
         4.       As listed in Section 10.8,
                  the Interest Coverage Ratio
                  must not be less than                                                                         :1
                                                                                                       ===========
         5.       Company is in compliance?
                  (Circle yes or no)                                                                      Yes/No
                                                                                                       ===========
D.       TOTAL FUNDED DEBT TO EBITDA (SECTION 10.9)(3)

         1.       Total Funded Debt as defined                                                         $
                                                                                                        ----------

         2.       EBITDA (from Line A3 above)                                                          $
                                                                                                        ----------

         3.       Ratio of Total Funded Debt
                  (Line 1) to EBITDA (Line 2)                                                                   :1
                                                                                                       ===========

         4.       As listed in Section 10.9,
                  the Line 3 Ratio must not
                  be more than                                                                               5.0:1
                                                                                                       ===========

         5.       Company is in compliance?
                  (Circle yes or no)                                                                      Yes/No
                                                                                                       ===========
E.       INVESTMENTS, LOANS, ADVANCES AND GUARANTIES (SECTION 10.10)

         1.       Investments, loans, advances and
                  guaranties not prohibited by
                  Section 10.10                                                                        $
                                                                                                        ----------
         2.       Company is in compliance?
                  (Circle yes or no)                                                                      Yes/No
                                                                                                       ===========
F.       INDEBTEDNESS (SECTION 10.11)

         1.       Indebtedness in respect of
                  judgments and awards
                  which have not been stayed
                  or appealed in accordance
                  with Section 10.11(d)                                  $
                                                                          ===========


--------------------------------------

(3) Not applicable from and including Second Amendment Effective Date to and including March 31, 2001



         2.       Is the amount of
                  Indebtedness listed
                  in Line 1 above in excess
                  of $4,000,000
                  (Circle yes or no)                                                                      Yes/No
                                                                                                       ===========
         3.       Subordinated Debt
                  of the Company outstanding                           $
                                                                        ===========

         4.       Is the outstanding Subordinated
                  Debt of the Company
                  less than $125,000,000
                  (Circle yes or no)                                                                      Yes/No
                                                                                                       ===========
         5.       Indebtedness outstanding
                  pursuant to Section 10.11(i)                         $
                                                                        ===========
         6.       Is the Indebtedness outstanding
                  pursuant to Section 10.11(i) in
                  excess of $75,000,000
                  (Circle yes or no)                                                                      Yes/No
                                                                                                       ===========

G.       DIVIDENDS AND CERTAIN OTHER RESTRICTED EQUITY PAYMENTS
         (SECTION 10.13)


         1.       Check either (a) or (b)

                  (a)      The Company has not made any
                           Restricted Equity Payments (as defined
                           in Section 10.13) during the
                           period covered by this
                           Certificate
                                                                                        ----------
                                                                                          1(a)

                  (b)      The Company has made Restricted
                           Equity Payments during the period
                           covered by this Certificate
                                                                                        ----------
                                                                                          1(b)



                           (i)      Enter the aggregate amount of
                                    such Restricted Equity Payments                     $
                                                                                         ----------
                                                                                          1(b)(i)


         2. If Line 1(b) is checked, complete the following:

            (a)      After making the Restricted Payments
                     referred to above, no Default or Event
                     of Default has occurred or is continuing
                     (Check either True or False)
                                                                          -----------      -----------
                                                                              True           *False

            (b)      Consolidated Net Income for the
                     period commencing 9/17/98 and
                     terminating at the last fiscal quarter
                     preceding the date of such
                     Restricted Payments                                          $
                                                                                   ----------
                                                                                      2(b)

            (c)      50% Line 2(b) amount                                         $
                                                                                   ----------
                                                                                      2(c)

            (d)      Aggregate amount of the Restricted
                     Payments (shown on Line 1(b)(i))
                     does not exceed the amount shown
                     on Line 2(c). (Check either
                     True or False)
                                                                          -----------      -----------
                                                                              True           *False



* If this item is checked, the Company has defaulted in its observance of the covenant set forth in Section 10.13 and triggered an Event of Default under Section 11.1(b).

H.       CAPITAL EXPENDITURES (SECTION 10.28)

         1.       Capital Expenditures for the relevant year                            $
                                                                                         ----------
                                                                                            H1

         2.       Capital Expenditures for preceding year                               $
                                                                                         ----------
                                                                                            H2

         3.       Amount (if any) by which $36,000,000
                  exceeds Line 2                                                        $
                                                                                         ----------
                                                                                            H3

         4.       Line H1 must not exceed sum of
                  $36,000,000 plus Line H3:                                             $
                                                                                         ----------
                                                                                            H4

         5.       Company is in compliance?                                                Yes/No
                                                                                         ==========

                                    ANNEX II

                                    EXHIBIT M

                               SECURITY AGREEMENT

         This Security Agreement (the "Agreement") is dated as of December    ,
1999, by and among Titan International, Inc., an Illinois corporation (the "Company"), Titan Investment and Titan Credit (the Company, Titan Investment and Titan Credit being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower"), and the other parties executing this Agreement under the heading "Debtors" (the Borrowers and such other parties, along with any parties who execute and deliver to the Agent an agreement substantially in the form attached hereto as Schedule E, being hereinafter referred to collectively as the "Debtors" and individually as a "Debtor"), each with its mailing address c/o the Company at 2701 Spruce Street, Quincy, Illinois 62301, and Harris Trust and Savings Bank, an Illinois banking corporation ("HTSB"), with its mailing address at 111 West Monroe Street, Chicago, Illinois 60603, acting as administrative agent hereunder for the Secured Creditors hereinafter identified and defined (HTSB acting as such administrative agent and any successor or successors to HTSB acting in such capacity being hereinafter referred to as the "Agent");


                             PRELIMINARY STATEMENTS

          A. The Borrowers and HTSB, individually and as Agent, have entered into a Multicurrency Credit Agreement dated as of September 17, 1998 (such Multicurrency Credit Agreement as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "Credit Agreement"), pursuant to which HTSB and such other banks and financial institutions from time to time party to the Credit Agreement (HTSB, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrowers.

          B. Each Borrower and the other Debtors may from time to time enter into one or more agreements or financial agreements (collectively, the "Hedging Agreements") with respect to, among other things, interest rate exchange, swap, cap, collar, floor or other similar agreements and agreements and one or more foreign currency contracts, currency swap contracts or other similar agreements and agreements with one or more of the Lenders party to the Credit Agreement, or their affiliates, for the purpose of hedging or otherwise protecting against interest rate and foreign currency exposure (the obligation of each such Borrower or Debtor in respect of such Hedging Agreements being hereinafter referred to as the "Hedging Liability"). The Agent, the Lenders and such affiliates of the Lenders being hereinafter referred to collectively as the "Secured Creditors" and individually as a "Secured Creditor".

          C. As a condition to extending, and continuing to extend, credit to the Borrowers under the Credit Agreement or entering into any Hedging Agreement, the Secured Creditors have required, among other things, that each Debtor grant to the Agent for the benefit of the Secured Creditors a lien on and security interest in the personal property of such Debtor described herein subject to the terms and conditions hereof.

          D. The Company owns, directly or indirectly, equity interests in each other Debtor and the Company provides each other Debtor with financial, management, administrative, and technical support which enables such Debtor to conduct its business in an orderly and efficient manner in the ordinary course.

          E. Each Debtor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrowers.

         NOW, THEREFORE, for and in consideration of the execution and delivery by the Secured Creditors of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

           Section 1. Terms defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Debtor" and "Debtors" as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

           Section 2. Grant of Security Interest in the Collateral; Obligations Secured. (a) Each Debtor hereby grants to the Agent for the benefit of the Secured Creditors a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, and right of set-off against, any and all right, title and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to the following:

                   (i) Receivables. All Receivables, whether now owned or existing or hereafter created, acquired or arising, and however evidenced or acquired, or in which such Debtor now has or hereafter acquires any rights (the term "Receivables" means and includes (x) all accounts, accounts receivable, any right of such Debtor to payment for goods sold or leased or for services rendered, whether or not earned by performance, and all other forms of obligations owing to any Debtor,
         (y) (to the extent received in connection with the payment or settlement of any such account, account receivable, right to payment or obligation) all instruments, notes, drafts, acceptances, documents and chattel paper, and (z) all of any Debtor's rights to any merchandise or other goods (including without limitation any returned or repossessed goods and the right of stoppage in transit) which is represented by, arises from or is related to any of the foregoing);

                  (ii) General Intangibles. All General Intangibles, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "General Intangibles" means and includes (x) all contract rights and
         (y) (to the extent received in payment on or settlement of any Receivable) other general intangibles);

                 (iii) Inventory. All Inventory, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights and all documents of title at any time evidencing or representing any part thereof (the term "Inventory" means and includes all inventory and other goods which are held for sale or lease or are to be furnished under contracts of service or consumed in any Debtor's business, all goods which are raw materials, work-in-process, finished goods, materials or supplies of every kind and nature, in each case used or usable in connection with the acquisition, manufacture, processing, supply, servicing, storing, packing, shipping, advertising, selling, leasing or furnishing of such goods, and any constituents or ingredients thereof, and all goods which are returned or repossessed goods);

                  (iv) Equipment. All Equipment, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "Equipment" means and includes all equipment and other machinery (exclusive of vehicles and aircraft) and all other goods now or hereafter used or usable in connection with such Debtor's business, together with all parts, accessories and attachments relating to any of the foregoing);

                   (v) Records. All supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

                  (vi) Accessions and Additions. All accessions and additions to and substitutions and replacements of any and all of the foregoing, whether now existing or hereafter arising; and

                 (vii) Proceeds and Products. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising;

all of the foregoing being herein sometimes referred to as the "Collateral"; provided, however, that Collateral shall neither mean nor include (i) patents, trademarks, tradenames, copyrights and similar intellectual property, (ii) vehicles and aircraft and (iii) equipment or other fixed assets of Titan Tire Corporation of Natchez if and so long as and to the extent that such Subsidiary's title to such Property is the subject of bona fide dispute regarding Condere Corporation's right to transfer such Property to such Subsidiary. All terms which are used herein which are defined in the Uniform Commercial Code of the State of Illinois ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

         (b) This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (i) any and all indebtedness, obligations and liabilities of the Debtors, and of any of them individually, to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement or any other Loan Document, including, without limitation all obligations evidenced by the Notes of the Borrowers heretofore or hereafter issued under the Credit Agreement, all obligations of the Borrowers to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and all other obligations of the Borrowers under any and all applications for Letters of Credit, all obligations of the Debtors, and of any of them individually, arising under or in connection with or otherwise evidenced by Hedging Agreements with any one or more of the Secured Creditors or their affiliates with respect to any Hedging Liability, and all obligations of the Debtors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "Obligations"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor under this Agreement (other than the Borrowers to which this limitation shall not apply) shall not exceed $1.00 less than the lowest amount which would render such Debtor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

           Section 3. Covenants, Agreements, Representations and Warranties. The Debtors hereby covenant and agree with, and represent and warrant to, the Secured Creditors that:

                   (a) Each Debtor is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, is the sole and lawful owner of the Collateral granted by it hereunder and has the power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. Each Debtor's Federal tax identification number is set forth under its name under Column 1 on Schedule A.

                   (b) Each Debtor's respective chief executive office is at the location listed under Column 2 on Schedule A attached hereto opposite such Debtor's name; and such Debtor has no other executive offices or places of business other than those listed under Column 3 on Schedule A attached hereto opposite such Debtor's name. The Collateral owned or leased by each Debtor is and shall remain in such Debtor's possession or control at the locations listed under Columns 2 and 3 on Schedule A attached hereto opposite such Debtor's name (collectively for each Debtor, the "Permitted Collateral Locations"), except for (i) Collateral which in the ordinary course of such Debtor's business is in transit between Permitted Collateral Locations and (ii) Collateral aggregating less than $1,000,000 in fair market value outstanding at any one time. If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, the Agent shall nevertheless have and retain a lien on and security interest therein. No Debtor shall move its chief executive office or maintain a place of business at a location other than those specified under Columns 2 or 3 on Schedule A or permit any Collateral to be located at a location other than a Permitted Collateral Location, in each case without first providing the Agent at least 30 days prior written notice of the Debtor's intent to do so; provided that each Debtor shall at all times maintain its chief executive office, places of business, and Permitted Collateral Locations in the United States of America and, with respect to any new chief executive office or place of business or location of Collateral, such Debtor shall have taken all action reasonably requested by the Agent to maintain the lien and security interest of the Agent in the Collateral at all times fully perfected and in full force and effect.

                   (c) The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the lien and security interest of the Agent therein and other Liens permitted by Section
         10.12 of the Credit Agreement (herein, the "Permitted Liens"). Each Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to any of the Secured Creditors.

                   (d) Each Debtor will promptly pay when due all taxes, assessments and governmental charges and levies upon or against it or its Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent attachment of any Lien resulting therefrom to, foreclosure on or other realization upon any Collateral and preclude interference with the operation of its business in the ordinary course and such Debtor shall have established adequate reserves therefor.

                   (e) Each Debtor agrees it will not waste or destroy the Collateral or any part thereof and will not be negligent in the care or use of any Collateral. Each Debtor agrees it will not use, manufacture, sell or distribute any Collateral in violation of any statute, ordinance or other governmental requirement. Each Debtor will perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Secured Creditors have no responsibility to perform such obligations.

                   (f) Subject to Sections 4(d), 5(a), 6(b), 6(c), and 7(c) hereof and the terms of the Credit Agreement (including, without limitation, Section 10.14 thereof), each Debtor agrees it will not, without the Agent's prior written consent, sell, assign, mortgage, lease, or otherwise dispose of the Collateral or any interest therein.

                   (g) Each Debtor will insure its Collateral which is insurable against such risks and hazards as other companies similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, and loss in transit, in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Agent requests, naming the Agent as additional insureds therein) by insurers reasonably acceptable to the Agent. All premiums on such insurance shall be paid by the Debtors and the policies of such insurance (or certificates therefor) delivered to the Agent. All insurance required hereby shall provide that any loss shall be payable notwithstanding any act or negligence of the relevant Debtor, shall provide that no cancellation thereof shall be effective until at least 30 days after receipt by the relevant Debtor and the Agent of written notice thereof, and shall be reasonably satisfactory to the Agent in all other respects. In case of any material loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Debtor's cost and expense, will promptly repair or replace the Collateral so lost, damaged or destroyed, except to the extent such Collateral is not necessary to the conduct of such Debtor's business in the ordinary course. Each Debtor hereby authorizes the Agent, at the Agent's option, to adjust, compromise and settle any losses under any insurance afforded at any time after the occurrence and during the continuation of any Default or Event of Default, and such Debtor does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as such Debtor's attorneys-in-fact, with full power and authority after the occurrence and during the continuation of any Default or Event of Default to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance. Unless the Agent elects to adjust, compromise or settle losses as aforesaid, any adjustment, compromise and/or settlement of any losses under any insurance shall be made by the relevant Debtor subject to final approval of the Agent (regardless of whether or not an Event of Default shall have occurred) in the case of losses exceeding $10,000,000. All insurance proceeds shall be subject to the lien and security interest of the Agent hereunder.

                   (h) Each Debtor will at all times allow the Secured Creditors and their respective representatives free access to and right of inspection of the Collateral at such reasonable times and intervals as the Agent or any other Secured Creditor may designate and, in the absence of any existing Default or Event of Default, with reasonable prior written notice to the relevant Debtor and without unreasonable interference with the Debtor's conduct of its business in the ordinary course.

                   (i) If any Collateral is in the possession or control of any agents or processors of a Debtor and the Agent so requests, such Debtor agrees to notify such agents or processors in writing of the Agent's security interest therein and instruct them to hold all such Collateral for the Agent's account and subject to the Agent's instructions. Each Debtor will, upon the request of the Agent, authorize and instruct all bailees and any other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit the Secured Creditors and their respective representatives to examine and inspect any of the Collateral then in such party's possession and to verify from such party's own books and records any information concerning the Collateral or any part thereof which the Secured Creditors or their respective representatives may seek to verify. As to any premises not owned by a Debtor wherein any of the Collateral is located, if any, such Debtor shall, upon the Agent's request, cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral, allowing the removal of such Collateral by the Agent or its agents or representatives and otherwise in form and substance reasonably acceptable to the Agent; provided, however, that no such agreement need be obtained with respect to any one location wherein the value of such Collateral as to which such agreement has not been obtained aggregates less than $1,000,000 at any one time.

                   (j) Upon the Agent's reasonable request, each Debtor agrees from time to time to deliver to the Agent such evidence of the existence, identity and location of its Collateral and of its availability as collateral security pursuant hereto, in each case as such Secured Creditor may reasonably request. The Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Agent considers appropriate and reasonable, and each Debtor agrees to furnish all assistance and information, and perform any acts, which the Agent may require in connection therewith.

                   (k) Each Debtor will comply in all material respects with the terms and conditions of any and all leases, easements, right-of-way agreements and other agreements binding upon such Debtor or affecting the Collateral, in each case which cover the premises wherein the Collateral is located, and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon.

                   (l) Since the date occurring five (5) years prior to the date hereof, no Debtor has invoiced Receivables or otherwise transacted business, and does not invoice Receivables or otherwise transact business, under any trade names other than its name set forth on its signature page to this Agreement or names containing "Titan Wheel" or names (which are no longer used) associated with any immaterial, discontinued businesses or as otherwise set forth on Schedule B hereto. Each Debtor agrees it will not change its name or transact business under any other trade name, in each case without first giving the Agent at least 30 days prior written notice of its intent to do so.

                   (m) Each Debtor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents, and to do all such other things, as the Agent may reasonably deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including without limitation, executing such financing statements or other instruments and documents as the Agent may from time to time reasonably require to comply with the UCC and any other applicable law. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement or effective financing statement by the Agent without prior notice thereof to such Debtor wherever the Agent deems necessary or desirable to perfect or protect the security interest granted hereby. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Agent deems necessary or appropriate to preserve, protect and enforce the security interest of the Agent under the law of such other jurisdiction.

                   (n) On failure of a Debtor to perform any of the covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent deems advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by such Debtor immediately upon demand, shall constitute additional Obligations secured hereunder, and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 360 days and actual days elapsed) determined by adding 2% to the Domestic Rate from time to time in effect plus the Applicable Margin for Domestic Rate Loans under the Revolving Credit, with any change in such rate per annum as so determined by reason of a change in such Domestic Rate to be effective on the date of such change in said Domestic Rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of a Debtor, and no such advancement or expenditure therefor, shall relieve any Debtor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto. The Agent in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent in performing any act hereunder shall be the sole judge of whether the relevant Debtor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Debtor maintained with any Secured Creditor for the amount of such sums and amounts so expended.

           Section 4. Special Provisions Re: Receivables. (a) As of the time any Receivable becomes subject to the security interest provided for hereby and at all times thereafter, each Debtor shall be deemed to have warranted as to each and all of its Receivables that all warranties of such Debtor set forth in this Agreement are true and correct with respect to each such Receivable; that each of its Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each of its Receivable is valid and existing and, if such Receivable is an account, arises out of a bonafide sale or lease of goods sold or leased and delivered by such Debtor to, or in the process of being delivered to, or out of and for services theretofore actually rendered by such Debtor to, the account debtor named therein; and, except as disclosed to the Agent in writing, that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose.

         (b) To the extent any Receivables or other item of Collateral is evidenced by an instrument or chattel paper, each Debtor shall cause such instrument to be pledged and delivered to the Agent; provided, however, that, prior to the existence of a Default or Event of Default and thereafter until otherwise required by the Agent, a Debtor shall not be required to deliver any such instrument or chattel paper if and only so long as the aggregate unpaid principal balance of all such instruments and chattel paper held by the Debtors and not delivered to the Agent under the Collateral Documents is less than $1,000,000 at any one time outstanding.

         (c) If any Receivable arises out of a contract with the United States of America or any of its departments, agencies or instrumentalities, the relevant Debtor agrees to, at the request of the Agent, execute whatever instruments and documents are required by the Agent in order that such Receivable shall be assigned to the Agent and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar statute relating to the assignment of such Receivables; provided, however, that no such instruments and documents need be executed so long as no Default or Event of Default has occurred and is continuing.

         (d) Unless and until an Event of Default hereunder occurs and is continuing, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by the relevant Debtor in the ordinary course of its business as presently conducted in accordance with
Section 6(b) hereof; upon the occurrence and during the continuation of any Event of Default hereunder, such merchandise and other goods shall be set aside at the request of the Agent and held by such Debtor as trustee for the Secured Creditors and shall remain part of the Collateral. Unless and until an Event of Default hereunder occurs and is continuing, the relevant Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted for amounts and on terms which such Debtor in good faith considers advisable. Upon the occurrence and during the continuation of any Event of Default hereunder, at the request of the Agent, each Debtor shall notify the Agent promptly of all returns and recoveries and at the Agent's request deliver any such merchandise or other goods to the Agent. Upon the occurrence and during the continuation of any Event of Default hereunder, at the Agent's request, each Debtor shall also notify the Agent promptly of all disputes and claims and settle or adjust them at no expense to the Secured Creditors hereunder, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor without the Agent's consent. The Agent may, at all times upon the occurrence and during the continuation of any Event of Default hereunder, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.

           Section 5. Collection of Receivables. (a) Except as otherwise provided in this Agreement, each Debtor shall make collection of all of its Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.

           (b) Upon the occurrence and during the continuation of any Default or Event of Default, whether or not the Agent has exercised any or all of its rights under the other provisions of this Section 5, upon the Agent's request, each Debtor hereby agrees that:

                   (i) all instruments and chattel paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with Agent; and

                  (ii) such Debtor shall instruct all of its customers and account debtors to remit all payments in respect of its Receivables to a lockbox or lockboxes under the sole custody and control of Agent and which are maintained at post offices selected by the Agent.

           (c) Upon the occurrence and during the continuation of any Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under the other provisions of this Section 5, the Agent or its designee may notify the relevant Debtor's customers and account debtors at any time that Receivables have been assigned to the Agent or of the Agent's security interest therein, and either in its own name, or such Debtor's name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 5(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent's discretion file any claim or take any other action or proceeding which the Agent may deem necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables.

           (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 5(b) or 5(c) hereof may be handled and administered by the Agent in and through a remittance account or accounts maintained at the Agent or by the Agent at a commercial bank or banks selected by the Agent (collectively the "Depositary Banks" and individually a "Depositary Bank"), and each Debtor acknowledges that the maintenance of such remittance accounts by the Agent is solely for the Agent's convenience and that the Debtors do not have any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof. In the absence of any Default or Event of Default, the proceeds of Receivables and such other Collateral shall be made available to the relevant Debtor in accordance with Section 6.1 of the Credit Agreement; and during the existence of any Default or Event of Default, the Agent may apply all or any part of any proceeds of

Receivables or other Collateral received by it from any source to the payment of the Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as the Agent may from time to time in its discretion determine in accordance with the terms of the Credit Agreement. The Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Agent and the Depositary Bank as such. However, if the Agent does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Agent or any Depositary Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such remittance accounts or any depository account of any Debtor maintained with any Secured Creditor, together with interest thereon at the Default Rate. Concurrently with each transmission of any proceeds of Receivables or other Collateral to any such remittance account, upon the Agent's request, the relevant Debtor shall furnish the Agent with a report in such form as Agent shall reasonably require identifying the particular Receivable or such other Collateral from which the same arises or relates. Each Debtor hereby indemnifies the Secured Creditors from and against all liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges and attorneys' fees suffered or incurred by any Secured Creditor because of the maintenance of the foregoing arrangements; provided, however, that no Debtor shall be required to indemnify any Secured Creditor for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the person seeking to be indemnified.

           Section 6. Special Provisions Re: Inventory. (a) Each Debtor shall at its own cost and expense maintain, keep and preserve its Inventory in good and merchantable condition and keep and preserve its Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and proper repairs, replacements and additions to its Equipment so that the efficiency thereof shall be fully preserved and maintained.

           (b) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, use, consume, sell and lease the Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by such Debtor.

           (c) As of the time any Inventory of a Debtor becomes subject to the security interest provided for hereby and at all times thereafter, such Debtor shall be deemed to have warranted as to any and all of such Inventory that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Inventory; that all of such Inventory is located at a location permitted by Section 3(b) hereof. The Debtors warrant and agree that the amount of Inventory on consignment to any other person or entity will not exceed $9,000,000 in the aggregate without the Agent's prior written consent.

           (d) If any of the Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Debtor to the Agent.

           Section 7. Special Provisions Re: Equipment. (a) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, sell Equipment to the extent permitted by
Section 10.14 of the Credit Agreement.

           (b) As of the time any Equipment of a Debtor becomes subject to the security interest provided for hereby and at all times thereafter, such Debtor shall be deemed to have warranted as to any and all of such Equipment that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Equipment and that all of such Equipment is located at a location set forth pursuant to Section 3(b) hereof.

           (c) Except for (i) Equipment from time to time located on real estate owned by any Debtor, (ii) Equipment from time to time located on the real estate described on Schedule C attached hereto, (iii) Equipment located elsewhere as hereafter disclosed to the Agent in writing and (iv) Equipment aggregating less than $9,000,000 in value, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

           Section 8. Power of Attorney. In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor's attorney-in-fact, with full power during the existence of any Default or Event of Default to sign such Debtor's name on verifications of accounts and other Collateral; to send requests for verification of Collateral to such Debtor's customers, account debtors and other obligors; to endorse such Debtor's name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Agent's possession; to endorse the Collateral in blank or to the order of the Agent or its nominee; to sign such Debtor's name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by the Agent; to receive, open and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements and/or effective financing statements disclosing its security interest in any or all of the Collateral without any Debtor's signature appearing thereon, and each Debtor also hereby grants the Agent a power of attorney to execute any such financing statements and/or effective financing statements, or amendments and supplements to financing statements and/or effective financing statements, on behalf of such Debtor without notice thereof to any Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrowers under the Credit Agreement have expired or otherwise terminated; provided, however, that the Agent agrees, as a covenant to each Debtor, not to exercise the powers of attorney set forth in this Section 8 unless a Default or Event of Default exists.

         Section 9. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "Event of Default" hereunder.

         (b) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and, to the extent permitted by applicable law, without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any Secured Creditor's office or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Debtors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Debtors are the owners thereof. In addition to all other sums due any Secured Creditor hereunder, each Debtor shall pay the Secured Creditors all costs and expenses incurred by the Secured Creditors, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Creditor or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 14(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Debtor if such Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable law, any Secured Creditor may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from and after any such sale. The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place. In the event any of the Collateral shall constitute restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

         (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the relevant Debtor's premises (each Debtor hereby agreeing, to the extent it may lawfully do so, to lease such premises without cost or expense to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right to exercise any and all rights with respect to deposit accounts of each Debtor maintained with any Secured Creditor, including, without limitation, the right to collect, withdraw and receive all amounts due or to become due or payable under each such deposit account. Upon the occurrence and during the continuation of any Event of Default hereunder, each Debtor shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place reasonably designated by the Agent. If the Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining Collateral records.

         (d) Without in any way limiting the foregoing, each Debtor hereby grants to the Secured Creditors a royalty-free irrevocable license and right to use all of such Debtor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Secured Creditors on all or any part of the Collateral to the extent permitted by law. The license and right granted the Secured Creditors hereby shall be without any royalty or fee or charge whatsoever.

         (e) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. Neither any Secured Creditor, nor any party acting as attorney for any Secured Creditor, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which any Secured Creditor may have.

          Section 10. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Obligations in accordance with the terms of the Credit Agreement. The Debtors shall remain liable to the Secured Creditors for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Company, as agent for the Debtors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

          Section 11. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrowers under the Credit Agreement have expired or otherwise terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder.

          Section 12. Primary Security; Obligations Absolute. The lien and security interest herein created and provided for stand as direct and primary security for the Obligations of the Borrowers arising under or otherwise relating to the Credit Agreement as well as for any of the other Obligations secured hereby. No application of any sums received by the Secured Creditors in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any part thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and all agreements of the Secured Creditors to extend credit to or for the account of the Borrowers under the Credit Agreement have expired or otherwise terminated. Each Debtor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of any Secured Creditor or any other holder of any Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Secured Creditors or any other holder of any Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any Obligations to realize upon or protect any of the Obligations or any collateral or security therefor (including, without limitation, impairment of collateral or failure to perfect security interest in collateral). The lien and security interest hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, except to the extent the Credit Agreement shall otherwise provide, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Secured Creditors may at their discretion at any time grant credit to the Borrowers or any of them without notice to the other Debtors in such amounts and on such terms as the Secured Creditors may elect (all of such to constitute additional Obligations hereby secured) without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor or any other holder of any Obligations at any time to first resort for payment to the Borrowers or to any other Debtor or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement against any Debtor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

          Section 13. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in the Credit Agreement, all of which provisions of said Credit Agreement (including, without limitation, Section 13 thereof) are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the other Secured Creditors or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

          Section 14. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors and their successors and permitted assigns; provided, however, that no Debtor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

         (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Debtor when given to the Borrowers in accordance with Section 15.8 of the Credit Agreement, or if to any Secured Creditor, when given to such party in accordance with Section 15.8 of the Credit Agreement.

         (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Creditors.

         (d) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

         (e) In the event the Secured Creditors shall at any time in their discretion permit a substitution of Debtors hereunder or a party shall wish to become a Debtor hereunder, such substituted or additional Debtor shall, upon executing an agreement in the form attached hereto as Schedule D, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Debtor had originally executed this Agreement and, in the case of a substitution, in lieu of the Debtor being replaced. Any such agreement shall contain information as to such Debtor necessary to update Schedules A, B, and C hereto with respect to it. No such substitution shall be effective absent the written consent of Agent nor shall it in any manner affect the obligations of the other Debtors hereunder.

         (f) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         (g) Each Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in Cook County, Illinois for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. EACH DEBTOR AND, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, EACH SECURED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (h) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.


                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed and delivered as of the date first above written.





          "DEBTORS"


          TITAN INTERNATIONAL, INC.

          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN INVESTMENT CORPORATION

          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN CREDIT CORPORATION

          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN DISTRIBUTION, INC.

          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN WHEEL CORPORATION (to be known as Titan Marketing
            Services, Inc.)

          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN TIRE CORPORATION OF TEXAS

          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN TIRE CORPORATION OF NATCHEZ

          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN WHEEL CORPORATION OF ILLINOIS

          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN WHEEL CORPORATION OF IOWA


          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN WHEEL CORPORATION OF WISCONSIN


          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN WHEEL CORPORATION OF VIRGINIA


          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN TIRE CORPORATION


          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN TIRE CORPORATION OF TENNESSEE


           By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          AUTOMOTIVE WHEELS, INC.


          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          DYNEER CORPORATION


          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

          TITAN LOGISTICS, INC.


          By
             Name:
                  -------------------------------------------------
             Title:
                   ------------------------------------------------

         Accepted and agreed to in Chicago, Illinois, as of the date first above written.


                  HARRIS TRUST AND SAVINGS BANK, as Agent




                  By
                      Name:
                           -------------------------------------------------
                      Title:
                            ------------------------------------------------

                                   SCHEDULE A


                                    LOCATIONS


                COLUMN 1                              COLUMN 2                                    COLUMN 3
  NAME OF DEBTOR (AND FEDERAL TAX I.D.       CHIEF EXECUTIVE OFFICE                    ADDITIONAL PLACES OF BUSINESS
                NUMBER)

Titan International, Inc.                2701 Spruce Street                                         None
Tax ID #36-3228472                       Quincy, Illinois  62301

Titan Investment Corporation             2701 Spruce Street                                         None
Tax ID #37-1330978                       Quincy, Illinois  62301

Titan Credit Corporation                 2701 Spruce Street                                         None
Tax ID #36-4160676                       Quincy, Illinois  62301

Titan Distribution, Inc.                 2701 Spruce Street                         5440 E. Francis, Suite B
Tax ID #42-1444713                       Quincy, Illinois  62301                    Ontario, California  91761-3603

                                                                                    1201 Old Hopewell Road
                                                                                    Suite 9
                                                                                    Tampa, Florida  33619

                                                                                    1360 Joe Frank Harris Parkway
                                                                                    Cartersville, Georgia  30120

                                                                                    2140 Academy Avenue Extension
                                                                                    Dublin, Georgia  31021

                                                                                    6000 Horizon West Parkway
                                                                                    Grovetown, Georgia  30813

                                                                                    2345 E. Market Street
                                                                                    Des Moines, Iowa  50317

                                                                                    21840 Protecta Drive
                                                                                    Elkhart, Indiana  46516

                                                                                    1441 Nitterhouse Drive
                                                                                    Chambersburg, Pennsylvania  17201

                                                                                    908 Fountain Parkway
                                                                                    Grand Prairie, Texas  75050

Titan Wheel Corporation                  2701 Spruce Street                                         None
Tax ID #37-1337195                       Quincy, Illinois  62301




Titan Tire Corporation of                6700 Paredes Line Road                                     None
  Texas                                  Brownsville, Texas  78521
Tax ID #74-2851521

Titan Tire Corporation of                89 Kelly Avenue                                            None
  Natchez                                Natchez, Mississippi  39120
Tax ID #64-0898897

Titan Wheel Corporation of               2701 Spruce Street                         601 N. Main Street
  Illinois                               Quincy, Illinois  62301                    East Peoria, Illinois  61611
Tax ID #39-1909552

Titan Wheel Corporation of               455 S. Blue Grass Road                                     None
  Iowa                                   Walcott, Iowa  52773
Tax ID #39-1909552

Titan Wheel Corporation of               250 Weil Drive                             P.O. Box 50, R.R. #1
  Wisconsin                              Slinger, Wisconsin  53086                  Ventura, Iowa
Tax ID #39-1904676

Titan Wheel Corporation of               227 Allison Gap Road                                       None
  Virginia                               Saltville, Virginia  24370
Tax ID #54-1688395

Titan Tire Corporation                   2701 Spruce Street                         2345 E. Market Street
Tax ID #42-1424945                       Quincy, Illinois  62301                    Des Moines, Iowa  50317

Titan Tire Corporation of                520 J.D. Yarnell Industrial Parkway                        None
  Tennessee                              Clinton, Tennessee 37716
Tax ID #86-0575076

Automotive Wheels, Inc.                  5440 E. Francis, Suite B                                   None
Tax ID #33-0540312                       Ontario, California  91761-3603

Dyneer Corporation                       2701 Spruce Street                                         None
Tax ID #06-1174283                       Quincy, Illinois  62301

Titan Logistics, Inc.                    2111 Last Chance Road                                      None
Tax ID #88-0413307                       Elko, Nevada  89801

                                   SCHEDULE B


                                   TRADE NAMES


                                      NONE

                                   SCHEDULE C


                                FIXTURE LOCATIONS


                                      NONE

                                   SCHEDULE D


                 ASSUMPTION AND SUPPLEMENTAL SECURITY AGREEMENT

         THIS AGREEMENT dated as of this      day of        from [NEW DEBTOR],
a          CORPORATION/LIMITED LIABILITY COMPANY/PARTNERSHIP (the "New Debtor"),
to Harris Trust and Savings Bank ("HTSB"), as agent for the Secured Creditors (defined in the Security Agreement hereinafter identified and defined) (HTSB acting as such agent and any successor or successors to HTSB in such capacity being hereinafter referred to as the "Agent");


                             PRELIMINARY STATEMENTS

          A. Titan International, Inc., an Illinois corporation (the "Company"), Titan Investment and Titan Credit (the Company, Titan Investment and Titan Credit being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") and certain other parties have executed and delivered to the Agent that certain Security Agreement dated as of
              , 1999 (such Security Agreement, as the same may from time to time be amended, modified, or restated, including supplements thereto which add additional parties as Debtors thereunder, being hereinafter referred to as the "Security Agreement"), pursuant to which such parties (the "Existing Debtors") have granted to the Agent for the benefit of the Secured Creditors a lien on and security interest in each such Existing Debtor's Collateral (as such term is defined in the Security Agreement) to secure the Obligations (as such term is defined in the Security Agreement).

          B. The Borrowers provide the New Debtor with substantial financial, managerial, administrative, and technical support and the New Debtor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Secured Creditors to the Borrowers.

         NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrowers by the Secured Creditors from time to time, the New Debtor hereby agrees as follows:

          1. The New Debtor acknowledges and agrees that it shall become a "Debtor" party to the Security Agreement effective upon the date the New Debtor's execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Security Agreement to the terms "Debtor" or "Debtors" shall be deemed to include the New Debtor. Without limiting the generality of the foregoing, the New Debtor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Security Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Debtor or in which the New Debtor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Obligations, whether now existing or hereafter arising, the New Debtor does hereby grant to the Agent for the benefit of itself and the other Secured Creditors, and hereby agrees that the Agent has and shall continue to have for the benefit of itself and the other Secured Creditors a continuing lien on and security interest in, among other things, all of the New Debtor's Collateral (as such term is defined in the Security Agreement), including, without limitation, all of the New Debtor's Receivables, General Intangibles, Inventory, Equipment, and all of the other Collateral described in Section 2 of the Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Debtors or any of them shall be deemed to include references to the New Debtor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Security Agreement.

          2. Schedules A (Locations), B (Trade Names), and C (Real Estate) to the Security Agreement shall be supplemented by the information stated below with respect to the New Debtor:

                            SUPPLEMENT TO SCHEDULE A



  NAME OF DEBTOR (AND                                                               ADDITIONAL PLACES
FEDERAL TAX I.D. NUMBER)                  CHIEF EXECUTIVE OFFICE                       OF BUSINESS

------------------------                 ------------------------               ------------------------

------------------------                 ------------------------               ------------------------


                                          SUPPLEMENT TO SCHEDULE B

          NAME OF DEBTOR                                                TRADE NAMES OF SUCH DEBTOR

--------------------------------------------               ---------------------------------------------


                                          SUPPLEMENT TO SCHEDULE C

                                               FIXTURE LOCATIONS

                                      --------------------------------

                                      --------------------------------


          3. The New Debtor hereby acknowledges and agrees that the Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement to the same extent and with the same force and effect as if the New Debtor had originally been one of the Existing Debtors under the Security Agreement and had originally executed the same as such an Existing Debtor.

          4. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term "Debtor" or "Debtors" and any provision of the Security Agreement providing meaning to such term shall be deemed a reference to the Existing Debtors and the New Debtor. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

          5. The New Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent may deem necessary or proper to carry out more effectively the purposes of this Agreement.

          6. No reference to this Agreement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such to be deemed a reference to the Security Agreement as modified hereby.

          7. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law).

                                       [NEW DEBTOR]



                                       By
                                          Name
                                               ---------------------------------
                                          Title
                                               ---------------------------------

         Accepted and agreed to as of the date first above written.

                                       HARRIS TRUST AND SAVINGS BANK, as Agent



                                       By
                                          Name
                                               ---------------------------------
                                          Title
                                               ---------------------------------

                                    ANNEX III

                                  SCHEDULE 8.2


                   SUBSIDIARIES OF TITAN INTERNATIONAL, INC.



                                                  JURISDICTION OF
          NAME                                     INCORPORATION                       PERCENTAGE OF OWNERSHIP

Automotive Wheels, Inc.                              California                  100% - Non-operational, leasing
                                                                                  building and equipment to 3rd
                                                                                              party

Titan Credit Corporation                               Nevada                                  100%

Titan Distribution, Inc.                              Illinois                                 100%

Titan Transportation, Inc.                            Illinois                                 100%

Dyneer Corporation                                    Delaware                        100% - Holding Company

DICO Inc.                                             Delaware                      100% by Dyneer Corporation
                                                                                         Non-operational

Titan Wheel Corporation                               Illinois                        100% - Holding Company

Titan Wheel Corporation                               Illinois                         100% by Titan Wheel
    of Illinois                                                                  Corporation (formerly a division
                                                                                     of Titan International, Inc.)

Titan Wheel Corporation                                 Iowa                          100% by Titan Wheel
    of Iowa                                                                      Corporation (formerly a division
                                                                                     of Titan International, Inc.)

Titan Wheel Corporation                                 Ohio                     100% by Titan Wheel Corporation
    of Ohio

Titan Wheel Corporation                            South Carolina                     100% by Titan Wheel
    of South Carolina                                                            Corporation (formerly a division
                                                                                     of Titan International, Inc.)


Titan Wheel Corporation                              Wisconsin                         100% by Titan Wheel
    of Wisconsin                                                                   Corporation (formerly under
                                                                                            Dico, Inc.)

Titan Wheel Corporation                               Virginia                         100% by Titan Wheel
    of Virginia                                                                     Corporation (formerly T.D.
                                                                                    Wheel Company of Virginia)

Titan Wheel Corporation                                Nevada                           100% by Titan Wheel
    of Nevada                                                                        Corporation of Virginia
                                                                                   (formerly T.D. Wheel, Inc.)

Titan Investment Corporation                          Illinois                                 100%

Titan Tire Corporation                                Illinois                       100% by Titan Investment
                                                                                          Corporation

Titan Tire Corporation                                  Ohio                         100% by Titan Investment
    of Ohio                                                                                Corporation

Titan Tire Corporation                                Delaware                       100% by Titan Investment
    of Tennessee                                                                  Corporation (formerly Dico Tire,
                                                                                              Inc.)

Titan Tire Corporation                                 Texas                         100% by Titan Investment
    of Texas                                                                               Corporation

Titan Tire Corporation of Natchez                   Mississippi                                100%

Titan Wheel & Tire Foreign Sales                      Barbados                                 100%
    Corporation

Titan International                                  Australia                                 100%
    Australia, PTY, Ltd.

FUNSA                                                 Uruguay                                  81%

Titan Luxemburg, Sarl.                               Luxenburg                                 100%

Dyneer Holdings, Ltd.                           Republic of Ireland               100% by Titan Luxemburg, Sarl.
                                                (Ireland Resident)

Bengower                                    Republic of Ireland (Cayman           100% by Dyneer Holdings, Ltd.
                                                     Resident)


Titan Financial Services                        Republic of Ireland                      99% by Bengower
    of Ireland, Ltd.                             (Ireland Resident)

Titan Europe Limited                               United Kingdom                 100% by Titan Luxemburg, Sarl.

Titan Siria Officine Meccaniche SpA                    Italy                       100% by Titan Europe Limited

Sirmac Officine                                        Italy                       100% by Titan Europe Limited
    Meccaniche SpA

Titan Distribution (UK),                           United Kingdom                  100% by Titan Europe Limited
  Limited                                                                             (formerly Titan Wheel
                                                                                       International, Ltd.)

Titan Germany, GmbH                                   Germany                     100% by Titan Europe, Limited

Titan France SA                                        France                      97% by Titan Europe, Limited

Titan Steel Wheels, Ltd.                           United Kingdom                      100% (by Titan Europe,
                                                                                               Limited)

Titan Steel Wheels                                 United Kingdom                  100% by Titan Steel Wheels Ltd.
    Exports Limited

                                    ANNEX IV


                               SCHEDULE 10.11 (f)


                                SUBORDINATED DEBT



DESCRIPTION                                                        LOCATION                           ($U.S. DOLLARS)
-----------                                                        --------                           ---------------
Senior Subordinated Notes                                          Corporate                          $   150,000,000

PATC Note                                                          Des Moines, IA                          19,743,000

                                                                                             Total    $   169,743,000
                                                                                                      ===============